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                                                                   EXHIBIT 10.11


                               AMENDMENT NUMBER 1
                     TO THE MASTER EQUIPMENT LEASE AGREEMENT

                  THIS AMENDMENT NUMBER 1, dated as of February 8, 2002 (the "Amendment") to the Master Equipment Lease Agreement, dated as of February 9, 2001 (as amended or supplemented from time to time as permitted thereby, the "Head Lease Agreement"), by and between BRL Universal Compression Funding I, L.P. (the "Head Lessor") and UCO Compression LLC (the "Head Lessee").

                              W I T N E S S E T H:

                  WHEREAS, the Head Lessor and the Head Lessee have previously entered into the Head Lease;

                  WHEREAS, the parties desire to amend the Head Lease in order to modify certain provisions of the Head Lease;

                  NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Head Lease.

                  SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Head Lease shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

                  SECTION 3. Amendment to the Head Lease. Effective on February 8, 2002, following the execution and delivery hereof,

                  (a) The definition of "Annual Appraisal Date" in Section 1 of the Head Lease is hereby amended to read in its entirety as follows:

                      Annual Appraisal Date: Initially, the earlier to occur of
                  (a) the date of issuance of the Issuer's "Series 2002-1 Notes" and (b) March 31, 2002 (or if such day is not a Business Day, the next succeeding Business Day), and, thereafter, each anniversary (or if such day is not a Business Day, the next succeeding Business Day) of the occurrence of such earlier date.

                  (b) The second sentence of subsection (a) of Section 14 of the Head Lease is hereby amended to read in its entirety as follows:

                           Property Insurance shall not have deductibles in
                  excess of $250,000 per occurrence; provided that, on and after the earlier to occur of (a) the date of issuance of the Issuer's "Series 2002-1 Notes" and (b) March 31, 2002 (or if such day is not a Business Day, the next succeeding Business
                  Day), the Property Insurance shall not have deductibles in excess of (x) $250,000 per occurrence and (y) $2,000,000 annually, in the aggregate; and provided further that, at all times,


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                                   -2-


                  the Liability Insurance shall not have deductibles in excess of $250,000 per occurrence.

                  SECTION 4. Effectiveness of Amendment.

                  (a) This Amendment shall become effective as of the date first written above.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Head Lease, and (ii) each reference in the Head Lease to "this Head Lease" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Head Lease shall mean and be a reference to the Head Lease as amended or modified hereby.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.





                            [Signature page follows.]





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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment on the date first above written.

                                  BRL UNIVERSAL COMPRESSION
                                    FUNDING I, L.P., as Head Lessor

                                  By: BRL Universal Compression Management, Inc.

                                      By:/s/ Gregory C. Greene
                                         ---------------------------------------

                                      Name: Gregory C. Greene
                                           -------------------------------------

                                      Title: President
                                            ------------------------------------

                                  UCO COMPRESSION LLC, as Head Lessee

                                  By:/s/ Richard W. FitzGerald
                                     -------------------------------------------

                                  Name: Richard W. FitzGerald
                                       -----------------------------------------

                                 Title: Senior Vice President and CFO
                                       -----------------------------------------



                                                   AMENDMENT NO. 1 TO HEAD LEASE